                                EXHIBIT 10.20

                          ENGLISH VERSION OF LAWSUIT

      THAT SAN CRISTOBAL MILL AND PLANT FILED WITH THE EL SALVADORAN

    COURT OF ADMINISTRATIVE LITIGATION OF THE SUPREME COURT OF JUSTICE.

PRESENTED BY LIC. LUIS ALFONSO VALLE DERAS

DECEMBER 6, 2006

Lic. Luis Alfonso Valle Deras

Col. Medica, Av. E., Alvarez

San Salvador,

Tel. 2225 7706 6916

HONORABLE COURT OF ADMINISTRATIVE LITIGATIONS OF THE SUPREME COURT OF

JUSTICE

LUIS ALFONSO VALLE DERAS, fifty eight years of age, Lawyer, Salvadoran,

of this domicile, I identify myself with my document of Personal Identity number zero one hundred million four hundred eighty nine thousand nine hundred fifty  and nine-two, and without any inability to exercise the power of attorney, according to Art. 99 of the Code of Civil Procedures to YOU with all respect I EXPRESS:

A) PLAINTIFF:

   That I am the Legal General Power of the Companies COMMERCE GROUP CORP

   AND SAN SEBASTIAN GOLD MINES, INC. registered in the State of

   Wisconsin, United States of America and in the Commercial Register of

   El Salvador, to number three of the Book nine hundred twenty five of the Company Registry, being these Autonomous Companies (corporations)

   of domicile in the State of Delaware and Nevada of the United States

   of America, according to what I establish with the GENERAL LEGAL

   POWER, substituted in my favor by Licenciado Pedro Valle, that I attach to the present demand;

B) ENTITY WHO IS DEMANDED

   That in my capacity expressed above, and with express instructions in this regard,  I come to demand before YOU Mr. MINISTER OF THE

   ENVIRONMENT AND NATURAL RESOURCES, in a Lawsuit OF Administrative

   Litigation;

C) IMPUGNED ADMINISTRATIVE ACT:

   The Resolution issued by the Ministry of the Environment, identified as MARN No. 3249-779-2006, dated July fifth of two thousand six,

   notified at fifteen hours with five minutes of the day September thirteen of this same year, through which it is resolved to revoke the

   MARN Resolution 474-2002 dated October 15 of the year 2002 by means of which is granted the environmental permit to COMMERCE GROUP

   CORPORATION to develop the project COMMERCE GROUP CORPORATION SAN

   CRISTOBAL PLANT;

D) GENERAL DISPOSITIONS THAT ARE CONSIDERED VIOLATED:

   1.  VIOLATION OF THE RIGHT OF HEARING AND DUE PROCESS:

       In conformance to Art. 12 of the Constitution of the Republic, all

       persons to whom a crime is imputed are presumed innocent while his culpability is not proven in conformance to the law, assuring all the guarantees necessary for his defense which is seen developed in this matter; in Art. 88 of the Environmental Law that says textually "The sanctions for the infractions established in this

       Law will be applied by the Ministry after complying with due process"; besides in Art. 93 and following, of the cited law, it establishes the procedure to follow.


       Notwithstanding the above, the cited process started, according to said resolution, with an environmental evaluation audit practiced on June 23 of 2006, issuing without any procedure whatsoever, MARN

       Resolution NO.  474-2002 dated October 15 of the year 2002 by means of which the environmental permit was originally granted to

       COMMERCE GROUP CORPORATION to develop the project COMMERCE GROUP

       CORPORATION SAN CRISTOBAL PLANT, which places in evidence the lack of juridical security by not  applying due process established in the Law.

       Before this situation, the constitutional principle of hearing is considered violated and due process, issuing a resolution without more processing and paper work, nor diligence about the facts and juridical questions that are contradicted, much less is mention made in this of the principal arguments of my power grantor which evidences that in no moment was he conceded the right to a hearing that even the same law of the Environment establishes in its Art. 93 lit. D);

   2.  RETARDING THE REQUESTED RESOLUTION:

       With the date of November 3 of two thousand five, the

       corresponding hearing was requested to the end of rendering a new environmental compliance bond in favor of the Ministry of the

       Environment with the objective of keeping guaranteed said

       environmental permit, as what the Environmental Law establishes,

       for which, not having any answer, with the date of May 31 of 2006 a new request was presented on this aspect, carrying this out until June 23 of 2006 or that is, EIGHT MONTHS AFTER  having done the first request; later through a written document presented to that institution with a date of September 4 of 2006, a timely resolution was again requested on the original request presented the day of November 3 of 2005; in which reference is made to the report of compliance with environmental measures, as well as the measures that the company is taking for the preservation of the environment, still not having started functioning and a promise to use the latest technology that allows reaching the highest level of environmental security, all this, upon starting activities; for which with much surprise it received the notification in reference in which product of said petitions it resolves to revoke the MARN

       Resolution No. 474-2002 dated October 15 of the year 2002 or that is, answer was given EIGHT MONTHS AFTERWARDS, which clearly shows that said Ministry did not have any interest in resolving said petition for which reason the same had not incurred in any of the faults considered in the Environmental Law.

   3.  LACK OF LEGAL FOUNDATIONS FOR THE SANCTION:

       The resolution from which it recurs does not have any legal base,

       given that according to Art. 64 of the Environmental law, the revocation of environmental permits only proceeds through the negativity of the owner of the environmental permit to comply with the conditions established in it; and for violation of the technical norms of environmental quality and those of rational and sustainable use of the resource.

       Said resolution only is based on an audit of Environmental

       Evaluation practiced June 23, of 2006, as well as in technical decision evaluated by Engineer Jorge Palma and reviewed by

       Engineer Italo Andres Cordova in which textually it says:


       "On the date of the environmental audit, the processing plant of the project COMMERCE GROUP CORPORATION SAN CRISTOBAL PLANT was not

       found functioning..."  which places in evidence that if said company was not functioning there exists no risk of an

       environmental character.  As well, it informs that within the findings a non-compliance with monitoring was found of the emissions of air, of soil, kinds and levels of noise, and for said circumstances recommends .......  "to carry out the respective measures of the Closing plan for operations and rehabilitation with emphasis on the repair of damages caused during the stage of functioning..... "  by which makes it obvious that it is not taking as reference not the infractions nor the sanctions

       stipulated in the Environmental Law, but rather another type of appreciation as those mentioned previously only would have validity is the company were functioning.

       In such sense it is shown that definitively the majority of the points indicated previously are not applicable in view that the company, since the last date on which it was granted the

       corresponding environmental permit, has not operated and therefore has not caused any damage, has not obtained any benefit, nor has reiteratedly violated said Law, given that the majority of said demands on the part of the Ministry of the Environment only can be fulfilled with said project functioning.

       Besides, within the administrative procedure that the Law

       indicates it establishes clearly  the infractions and the

       sanctions to apply and in none of these is contemplated the revocation of the environmental permits, nor much less the closing and inhibition of functioning of said project.

   4.  EXCESS OF AUTHORITY:

       In conformance to the resolution from which it recurs, it is found that besides revoking the environmental permit, it orders the closing and inhibition of the functioning of the company which is not the competence of this Ministry, as the concession and/or revocation of it corresponds to the Ministry of Economy and therefore would be this to call to order the closing of the functioning of said company.

E) ESTIMATED QUANTITY OF THE ACTION:

   The resolution that recurs brings with it the loss of more than ONE

   HUNDRED ELEVEN MILLION dollars of the United States of America,

   invested up to today in said project by my power grantors and besides the closing of a source of work that for various years has maintained many, still without having made concrete said project, that is to say,

   without having arrived yet to the optimum exploitation of the cited mine.


F) FACTS THAT MOTIVATE THE ACTION:

   We come before your authority with the end of avoiding the violation of the same constitutional rights such as due process which brings with it doing violence to the principle of juridical security on the part of the State upon not applying the legal standards in force in the terms in which this commands it, but rather based on other criteria that are not of a legal character.

G) CONCRETE PETITIONS:

   In consideration of all that is expressed above, I ASK YOU,

   respectfully HONORABLE COURT:

   a) Admit the present demand;

   b) Have me as part of it in the character in which I appear;

   c) Order immediately the suspension of the appealed act in attention to the social interest of maintaining the source of work  in said zone as well as the compliance with the legal standard in force;

   d) Continue the substantiation of the present lawsuit until pronouncing definitive sentence, declaring the illegality of the impugned act, that is to say, that you leave without effect

      Resolution No. 3249-779-2006 dated July 5 for the year two thousand six by means of which it commanded to revoke the environmental permit for the development of the Project COMMERCE GROUP

      CORPORATION SAN CRISTOBAL PLANT condemning the Ministry of the

      Environment and Natural Resources to pay the costs, damages and harm caused to the special Law and to common right;

   e) Order, in their opportunity, the aggregation of the documents that

      I attach to the present demand and that are: the copy of my power with which I act; copy of the MARN Resolution No. 3249-779-2006 and its attachments; Act of notification of Resolution; MARN Resolution

      No.  474-2002; Notes of request for Auditing presented November five of two thousand five and May thirty one of two thousand six;

      and copy of the Report of compliance with the environmental measures, presented to the Ministry of Environment.

I indicate to hear notifications the place of my Notarial office located in Colonia Medica, Avenue Doctor Emilio Alvarez, Edificio Villa Franca,

3rd Floor, Local No. 11 San Salvador, Telephone: 2225 4249 and 7706 6916.

San Salvador, at six days of the month of December of two thousand six.

/s/ Lic. Luis Alfonso Valle Deras

Lic. Luis Alfonso Valle Deras                      (SEAL)


                          SPANISH VERSION OF LAWSUIT

      THAT SAN CRISTOBAL MILL AND PLANT FILED WITH THE EL SALVADORAN

    COURT OF ADMINISTRATIVE LITIGATION OF THE SUPREME COURT OF JUSTICE.

PRESENTED BY LIC. LUIS ALFONSO VALLE DERAS

DECEMBER 6, 2006

LIC. LUIS ALFONSO VALLE DERAS

Col. Medica, Av. Dr. Emilio Alvarez

Edificio Villa  Franca, 3a. Planta, Local No.11

Tel. 2225 4249 - 7706 6916

HONORABLE SALA DE LO CONTENCIOSO ADMINISTRATIVO DE LA CORTE SUPREMA DE

JUSTICIA:

LUIS ALFONSO VALLE DERAS, de cincuenta y ocho anos de edad, Abogado,

salvadoreno, de este domicilio, quien me identifico con mi documento de

Identidad Personal numero cero un millon cuatrocientos ochenta y nueve mil novecientos cincuenta y nueve-dos, y sin ninguna inhabilidad para ejercer la procuracion, segun el Art. 99 del Codigo de Procedimientos

Civiles a Vos con todo respeto EXPONGO:

A) DEMANDANTE:

   Que soy Apoderado General Judicial de las Sociedades COMMERCE GROUP

   CORP. Y SAN SEBASTIAN GOLD MINES, INC, registradas en el Estado de

   Wisconsin, Estados Unidos de America y en el Registro de Comercio de

   El Salvador, al numero tres del Libro novecientos veinticinco del

   Registro de Sociedades, siendo estas Sociedades Anonimas del domicilio del Estado de Delaware y de Nevada, de los Estados Unidos de America;

   segun lo establezco con el PODER GENERAL JUDICIAL sustituido a mi favor por el Licenciado Pedro Valle, el cual adjunto a la presente demanda;

B) ENTIDAD A QUIEN SE DEMANDA:

   Que en mi calidad antes expresada, y con expresas instrucciones al respecto, vengo a demandar ante Vos al senor MINISTRO DE MEDIO

   AMBIENTE Y RECURSOS NATURALES, en Juicio de lo Contencioso

   Administrativo;

C) ACTO ADMINISTRATIVO QUE SE IMPUGNA:

   Resolucion emitida por el Ministerio del Medio Ambiente, identificada como MARN-No.3249-779-2006, de fecha cinco de julio de dos mil seis,

   notificada a las quince horas con cinco minutos del dia trece de septiembre de este mismo ano,  por medio de la cual se resuelve revocar la Resolucion MARN-No. 474-2002 de fecha 15 de octubre del ano

   2002 por medio de la cual se otorgo, permiso ambiental a COMMERCE

   GROUP CORPORATION, para desarrollar el proyecto COMMERCE GROUP

   CORPORATION PLANTA SAN CRISTOBAL;

D) DISPOSICIONES GENERALES QUE SE CONSIDERAN VIOLADAS:

   1.  VIOLACION AL DERECHO DE AUDIENCIA Y AL DEBIDO PROCESO:

       De conformidad con el Art. 12 de la Constitucion de la Republica,

       toda persona a quien se impute un delito, se presume inocente mientras no se pruebe su culpabilidad conforme a la ley,

       asegurandose todas las garantias necesarias para su defensa, lo cual se ve desarrollado en esta materia, en el Art. 88 de la Ley del Medio Ambiente, el cual textualmente dice: "Las sanciones por las infracciones establecidas en esta Ley, seran aplicadas por el

       Ministerio, previo cumplimiento del debido proceso"; ademas en el

       Art. 93 y siguientes, de la citada Ley, se establece el

       procedimiento a seguir.


       No obstante lo anterior, el citado proceso se inicia, segun dicha resolucion, con una auditoria de evaluacion ambiental practicada el 23 de junio del 2006, emitiendose sin procedimiento alguno,  la resolucion MARN-No.3249-779-2006  por medio de la cual se resuelve revocar la Resolucion MARN-No. 474-2002 de fecha 15 de octubre del ano 2002 por medio de la cual se otorgo originalmente, permiso ambiental a COMMERCE GROUP CORPORATION, para desarrollar el proyecto COMMERCE GROUP CORPORATION  PLANTA SAN CRISTOBAL, lo cual pone en evidencia la falta de seguridad jurIdica, al no aplicarse el debido proceso establecido en la Ley.

       Ante esta situaciOn, se considera violentado el principio

       constitucional de audiencia y al debido proceso, emitiendo una resolucion sin mas tramites, ni diligencias sobre los hechos y cuestiones jurdicas que se controvierten, mucho menos se hace mencion en esta, de los argumentos principales de mi poderdante,

       lo cual evidencia que en ningun momento se le concedio el derecho de audiencia, que aun la misma ley del Medio Ambiente, lo

       establece en su Art. 93 lit.  d).-

   2.  RETARDACION EN RESOLUCION SOLICITADA

       Con fecha 3 de noviembre de dos mil cinco, se solicito la

       Auditoria correspondiente a fin de rendir un nueva fianza de cumplimiento ambiental a favor del Ministerio del Medio Ambiente,

       con el objeto de mantener garantizado dicho permiso ambiental, tal como lo establece la ley del Medio Ambiente, por lo que no teniendo respuesta alguna con fecha 31 de mayo de 2006 se presento nueva solicitud sobre este aspecto, llevandose esta a cabo hasta el 23 de junio de 2006 o sea OCHO MESES DESPUES de haberse realizado la primera solicitud; posteriormente mediante escrito presentado a esa institucion con fecha 4 de septiembre de 2006, se solicito nuevamente resolucion oportuna sobre la solicitud originalmente presentada el dia 3 de noviembre de 2005, en donde se hace referencia al informe de cumplimiento de las medidas ambientales, asi como las medidas que la empresa esta tomando para la preservacion del medio ambiente, aun no habiendo iniciado su funcionamiento, y la promesa de utilizar tecnologia de punta, que permita alcanzar el mas alto nivel de seguridad ambiental, todo ello, al iniciarse actividades; por lo que con mucha extraneza se recibio la notificacion en referencia en donde producto de tales peticiones se resuelve revocar la resolucion MARN-No. 474-2002 de fecha 15 de octubre del ano 2002 o sea que se dio respuesta ONCE

       MESES DESPUES, lo cual pone de manifiesto que dicho Ministerio no tenia ningun interes en resolver dicha peticion, por cuanto la misma no habia incurrido en ninguna de las faltas consideradas en la ley del Medio Ambiente.

   3.  FALTA DE FUNDAMENTOS LEGALES PARA LA SANCION:

       La resolucion de la cual se recurre, no tiene ningun fundamento legal, dado que segun el Art. 64 de la Ley de Medio Ambiente, la revocacion de permisos ambientales solo procede por la negativa del titular del permiso ambiental a cumplir con las condiciones establecidas en este; y por violacion de las normas tecnicas de calidad ambiental y las de aprovechamiento racional y sostenible del recurso.

       Dicha resolucion unicamente se fundamenta en una auditoria de

       Evaluacion Ambiental, practicada el 23 de junio de 2006, asi como en dictamen tecnico evaluado por el Ingeniero Jorge Palma y revisado por el Ingeniero Italo Andres Cordova, en donde

       textualmente dice:


        " A la fecha de la auditoria ambiental, la planta de

       procesamiento del proyecto COMMERCE GROUP CORPORATION PLANTA SAN

       CRISTOBAL, no se encontraba en funcionamiento..." lo cual pone en evidencia que si  dicha empresa no estaba en funcionamiento no existe ningun riesgo de caracter ambiental.  Asi mismo, se informa que dentro de los hallazgos se encontro el incumplimiento del monitoreo de las emisiones de aire, suelo, vertidos y niveles de ruido, y por dichas circunstancias recomienda... "realizar las medidas respectivas del Plan de cierre de operaciones y

       rehabilitacion, con enfasis en el reparo de los danos ocasionados durante la etapa de funcionamiento...", con lo cual se pone de manifiesto que no se esta tomando como referencia ni las

       infracciones ni las sanciones estipuladas en la ley del Medio

       Ambiente, sino otro tipo de apreciaciones, ya que las mencionadas anteriormente, unicamente tendrian validez, si la empresa

       estuviese en funcionamiento.

       En tal sentido queda demostrado que definitivamente, la mayoria de los puntos senalados anteriormente, no son aplicables, en vista de que la empresa desde la ultima fecha en que se le otorgo el permiso ambiental correspondiente, no ha operado y por lo tanto no ha causado ningun dano, no ha obtenido beneficio alguno, ni ha violado reiteradamente dicha Ley, dado que la mayoriia de dichas exigencias de parte del Ministerio del Medio Ambiente, solo pueden cumplirse estando en funcionamiento dicho proyecto.

       Ademas, dentro del procedimiento administrativo que senala la Ley,

       se establecen claramente las infracciones y las sanciones a aplicar y en ninguna de estas se contempla la revocatoria de los permisos ambientales, ni mucho menos el cierre e inhibicion de funcionamiento de dicho proyecto

       Ademas, en la resolucion en comento, no se hace referencia a los danos que supuestamente la compania ha causado al medio ambiente,

       por lo que dicha resolucion no tiene ningun fundamento legal valedero, ni puede basarse en suposiciones, ya que ninguna persona puede ser objeto de sancion si no ha incumplido una disposicion legalmente establecida en la ley;

   4.  EXCESO DE AUTORIDAD

       De conformidad a la resolucion de la cual se recurre, se encuentra que ademas de revocar el permiso ambiental, se ordena el cierre e inhibicion del funcionamiento de la empresa, lo cual no es competencia de ese Ministerio, ya que la concesion y/o revocatoria de la misma, corresponde al Ministerio de Economia, y por ende sera este el llamado a ordenar el cierre del funcionamiento de dicha empresa.

E) CUANTIA ESTIMADA DE LA ACCION:

   La resolucion que se recurre trae consigo la perdida de mas de CIENTO

   ONCE MILLONES de dolares de los Estados Unidos de America, invertidos hasta hoy en dicho proyecto por mis poderdantes, y ademas del cierre de una fuente de trabajo que por varios anos se ha mantenido, aun sin que se halla concretado dicho proyecto, es decir, sin que se haya llegado a la explotacion optima de la citada mina.


F) HECHOS QUE MOTIVAN LA ACCION:

   Se recurre ante vuestra autoridad, a fin de evitar la violacion a los mismos derechos constitucionales como al debido proceso, lo cual conlleva a violentar el principio de seguridad juridica de parte del

   Estado, al no aplicarse la normativa legal vigente, en los terminos en que esta lo manda, sino con base a otros criterios, que no son de caracter legal.

G) PETICIONES CONCRETAS:

   En consideracion a todo lo anteriormente expuesto OS PIDO,

   respetuosamente HONORABLE SALA:

   a) Admitirme la presente demanda;

   b) Tenerme por parte en el caracter en que comparezco;

   c) Ordeneis de inmediato la suspension del acto reclamado, en atencion al interes social del mantenimiento de la fuente de trabajo, en dicha zona, asi como el cumplimiento a la normativa legal vigente;

   d) Continueis la sustanciacion del presente juicio hasta pronunciar sentencia definitiva, declarando la ilegalidad del acto impugnado,

      es decir, que se deje sin efecto la resolucion No. 3249-779-2006 de fecha cinco de julio del dos mil seis, por medio de la cual se manda a revocar el permiso ambiental para el desarrollo del

      Proyecto COMMERCE GROUP CORPORATION PLANTA SAN CRISTOBAL,

      condenando al Ministerio de Medio Ambiente y Recursos Naturales, al

      pago de las costas, danos y perjuicios causados a la Ley especial y al derecho comun;

   e) Ordeneis en su oportunidad la agregacion de los documentos que acompano a la presente demanda y que son: la copia de mi poder con el cual actuo; copia de la Resolucion MARN- No. 3249- 779-2006 y sus anexos; Acta de notificacion de Resolucion; Resolucion MARN-

      No.  474-2002; Notas de solicitud de Auditorias presentadas el cinco de noviembre del dos mil cinco, y treinta y uno de mayo del dos mil seis; y Copia del Informe de cumplimiento de las medidas ambientales, presentado al Ministerio del Medio Ambiente.

Senalo para oir notificaciones el lugar de mi despacho Notarial situado en  Colonia Medica, Avenida Doctor Emilio Alvarez, Edificio Villa

Franca, 3a. Planta, Local No.11. San Salvador, Telefonos: 2225 4249 -

7706 6916

San Salvador, a los seis dias del mes de diciembre de dos mil seis.

/s/ Lic. Luis Alfonso Valle Deras

Lic. Luis Alfonso Valle Deras                                  (SEAL)


                      ENGLISH VERSION OF LAWSUIT

         THAT SAN SEBASTIAN GOLD MINE FILED WITH THE EL SALVADORAN

    COURT OF ADMINISTRATIVE LITIGATION OF THE SUPREME COURT OF JUSTICE.

PRESENTED BY LIC. LUIS ALFONSO VALLE DERAS

DECEMBER 6, 2006

Lic. Luis Alfonso Valle Deras

Col. Medica, Av. E., Alvarez

San Salvador,

Tel. 2225 7706 6916

HONORABLE COURT OF ADMINISTRATIVE LITIGATIONS OF THE SUPREME COURT OF

JUSTICE

LUIS ALFONSO VALLE DERAS, fifty eight years of age, Lawyer, Salvadoran,

of this domicile, I identify myself with my document of Personal Identity number zero one hundred million four hundred eighty nine thousand nine hundred fifty  and nine-two, and without any inability to exercise the power of attorney, according to Art. 99 of the Code of Civil Procedures to YOU with all respect I EXPRESS:

A) PLAINTIFF:

   That I am the Legal General Power of the Companies COMMERCE GROUP CORP

   AND SAN SEBASTIAN GOLD MINES, INC. registered in the State of

   Wisconsin, United States of America and in the Commercial Register of

   El Salvador, to number three of the Book nine hundred twenty five of the Company Registry, being these Autonomous Companies (corporations)

   of domicile in the State of Delaware and Nevada of the United States

   of America, according to what I establish with the GENERAL LEGAL

   POWER, substituted in my favor by Licenciado Pedro Valle, that I attach to the present demand;

B) ENTITY WHO IS DEMANDED:

   That in my capacity expressed above, and with express instructions in this regard,  I come to demand before YOU Mr. MINISTER OF THE

   ENVIRONMENT AND NATURAL RESOURCES, in a Lawsuit OF Administrative

   Litigation;

C) IMPUGNED ADMINISTRATIVE ACT:

   The Resolution issued by the Ministry of the Environment, identified as MARN No. 3026-783-2006, dated July sixth of two thousand six,

   notified at fifteen hours with five minutes of the day September thirteen of this same year, through which it is resolved to revoke the

   MARN Resolution 493-2002 dated October 21 of the year 2002 by means of which is granted, in a first instance, an environmental permit to

   COMMERCE GROUP CORPORATION to develop the project of exploitation of the San Sebastian Gold Mine;

D) GENERAL DISPOSITIONS THAT ARE CONSIDERED VIOLATED:

   1. VIOLATION OF THE RIGHT OF HEARING AND DUE PROCESS:

      In conformance to Art. 12 of the Constitution of the Republic, all

      persons to whom a crime is imputed are presumed innocent while his culpability is not proven in conformance to the law, assuring all the guarantees necessary for his defense which is seen developed in this matter; in Art. 88 of the Environmental Law that says textually "The sanctions for the infractions established in this

      Law will be applied by the Ministry after complying with due process"; besides in Art. 93 and following, of the cited law, it establishes the procedure to follow.


      Notwithstanding the above, the cited process started, according to said resolution, with an environmental evaluation audit practiced on June 23 of 2006, issuing without any procedure whatsoever, MARN

      Resolution NO.  3026-783-2006 through which it was resolved to revoke MARN Resolution NO. 493-2002 dated October 21 of the year

      2002 by means of which the environmental permit was originally granted to COMMERCE GROUP CORPORATION to develop the exploitation project  San Sebastian Gold Mine, which places in evidence the lack of juridical security by not applying due process established in the Law.

      Facing this situation, the constitutional principle of hearing is considered violated and due process, issuing a resolution without more processing and paper work, nor diligence about the facts and juridical questions that are contradicted, much less is mention made in this of the principle arguments of my power grantor which evidences that in no moment was he conceded the right to a hearing that even the same law of the Environment establishes in its Art.

      93 lit. D);

2. EXISTENCE OF TWO RESOLUTIONS FOR THE SAME CASE:

   The resolution that was commanded to be revoked had already tacitly been derogated with the issuance of resolution No. 3026-003-2006 dated

   January 4, 2006, that in its seventh numeral expresses that the content of MARN Resolution No. 493-2002 through which the original environmental permit was granted to COMMERCE GROUP CORPORATION to develop the project of exploitation of the San Sebastian Gold Mine was maintained whole, in that which did not oppose the cited resolution ;

   after in this latter, it commands to revoke the same resolution MARN

   No. 493-2002 remaining then in force the resolution dated January 4,

   2006 and therefore, two resolutions exist, the first through which the environmental permit is guaranteed for the exploitation of the cited mine; and this latter to which this administrative litigation recurs,

   for ordering the revocation of a resolution not in force.

   As proof of the validity of the resolution through which the environmental permit was extended for the exploitation of the San

   Sebastian Mine and that still is in force for not having been derogated, it is found that my power grantor complied to satisfaction with the requirements requested in it; being these the constitution of a new bond of environmental compliance  in favor of the Ministry of the Environment and Natural Resources for the sum of FOURTEEN THOUSAND

   TWENTY EIGHT DOLLARS AND SIXTY EIGHT CENTS OF DOLLARS OF THE UNITED

   STATES OF AMERICA, which was obtained for a term of THREE YEARS counted from the day of March fifteenth of two thousand six, bond that was granted by the company SEGUROS DEL PACIFICO S.A., and duly presented to that Ministry; besides in said opportunity the time schedule was presented for implementation and annual costs for one year of the Reforestation Plan starting from the fifth year, which in no moment was objected to, given that the same resolution of January

   2006 establishes in literal #4 that once concluded the environmental measures, the owning company request to this Ministry at least two months before the termination of the mentioned bond, the environmental evaluation auditing in attention to Art. 27 of the Environmental Law and its General Regulations which indicate that for fulfillment of


   said measures it would take as reference the term for which it had constituted the respective bond or that is for THREE YEARS.

   Further on in said resolution, specifically in literal 5) of the resolutive part, it establishes that in case of non-compliance with what is established in this resolution the Environmental Permit will be revoked, initiating the administrative procedure that the law establishes or that is, after the three years that said bond would cover.

   In view of the above, it is established that on the same case there exists two resolutions, one that extends the term of the environmental permit  and the other that revokes it, which is without standing and contrary to the legal framework existing in our country.

3. LACK OF LEGAL FOUNDATIONS FOR THE SANCTION:

   The resolution from which it recurs does not have any legal base,

   given that according to Art. 64 of the Environmental law, the revocation of environmental permits only proceeds through the negativity of the owner of the environmental permit to comply with the conditions established in it; and for violation of the technical norms of environmental quality and those of rational and sustainable use of the resource.

   Said resolution only is based on an audit of Environmental Evaluation practiced June 23, of 2006, that is six months after having revalidated aid environmental permit and having conceded a term of

   THREE YEARS to comply with the proposed environmental measures;

   besides it establishes that in said hearing it was proven that said project was not found in exploitation of gold bearing material,

   finding only a vigilante in the project zone; however, it establishes in the same report that still it has not complied with the following points: a) Reforestation Plan; b) fertilizing for maintenance; c)

   tarps for dump trucks; d) signs for signing highway sections; and e)

   Measures to stabilize the slopes.

   In such sense it is shown that definitively the majority of the points indicated previously are not applicable in view that the company,

   since the last date on which it was granted the corresponding environmental permit, has not operated and therefore has not caused any damage, has not obtained any benefit, nor has reiteratedly violated said Law, given that the majority of said demands on the part of the Ministry of the Environment only can be fulfilled with said project functioning.

   Besides, within the administrative procedure that the Law indicates it establishes clearly  the infractions and the sanctions to apply and in none of these is contemplated the revocation of the environmental permits, nor much less the closing and inhibition of functioning of said project.

4.  EXCESS OF AUTHORITY:

    In conformance to the resolution from which it recurs, it is found that besides revoking the environmental permit, it orders the closing and inhibition of the functioning of the company which is not the competence of this Ministry, as the concession and/or revocation of it corresponds to the Ministry of Economy and therefore would be this to call to order the closing of the functioning of said company.


E) ESTIMATED QUANTITY OF THE ACTION:

   The resolution that recurs brings with it the loss of more than ONE

   HUNDRED ELEVEN MILLION dollars of the United States of America,

   invested up to today in said project by my power grantors and besides the closing of a source of work that for various years has maintained many, still without having made concrete said project, that is to say,

   without having arrived yet to the optimum exploitation of the cited mine.

F) FACTS THAT MOTIVATE THE ACTION:

   We come before your authority with the end of avoiding the violation of the same constitutional rights such as due process which brings with it doing violence to the principle of juridical security on the part of the State upon not applying the legal standards in force in the terms in which this commands it, but rather based on other criteria that are not of a legal character.

G) CONCRETE PETITIONS:

   In consideration of all that is expressed above, I ASK YOU,

   respectfully HONORABLE COURT:

   a) Admit the present demand;

   b) Have me as part of it in the character in which I appear;

   c) Order immediately the suspension of the appealed act in attention to the social interest of maintaining the source of work  in said zone as well as the compliance with the legal standard in force;

   d) Continue the substantiation of the present lawsuit until pronouncing definitive sentence, declaring the illegality of the impugned act, that is to say, that you leave without effect

      Resolution No.  3026-783-2006 dated July 6 of the year two thousand six by means of which it commanded to revoke the environmental permit for the exploitation of the San Sebastian Gold Mine, and as it is defective, leave as valid only and exclusively  Resolution

      no.  3026-003-2006 DATED January 4, of 2006 through which the environmental permit was revalidated and that was originally granted for the exploitation of the cited Mine, condemning the

      Ministry of the Environment and Natural Resources to pay the costs,

      damages and harm caused to the special Law and to common law;

   e) Order, in their opportunity, the aggregation of the documents that

      I attach to the present demand and that are: the copy of my power with which I act; copy of the MARN Resolution No. 3026-783-2006 and its attachments; Act of notification;  MARN Resolution No.

      3026-003-2006 and its attachments; MARN Resolution No. 493-2002 and its attachments; Agreement No. 591 of the Executive Branch in the

      Area of Economy; Note of presentation; copy of the bond rendered by

      Seguros del Pacifico S.A. and Implementation Chronology.

I indicate to hear notifications the place of my Notarial office located in Colonia Medica, Avenue Doctor Emilio Alvarez, Edificio Villa Franca,

3rd Floor, Local No. 11 San Salvador, Telephone: 2225 4249 and 7706 6916.

San Salvador, at six days of the month of  December of two thousand six.

/s/ Luis Alfonso Valle Deras

Lic. Luis Alfonso Valle Deras                  (SEAL)


                        SPANISH VERSION OF LAWSUIT

         THAT SAN SEBASTIAN GOLD MINE FILED WITH THE EL SALVADORAN

    COURT OF ADMINISTRATIVE LITIGATION OF THE SUPREME COURT OF JUSTICE.

PRESENTED BY LIC. LUIS ALFONSO VALLE DERAS

DECEMBER 6, 2006

LIC. LUIS ALFONSO VALLE DERAS

Col. Medica, Av. Dr. Emilio Alvarez

Edificio Villa  Franca, 3a. Planta, Local No.11

Tel. 2225 4249 - 7706 6916

HONORABLE SALA DE LO CONTENCIOSO ADMINISTRATIVO DE LA CORTE SUPREMA DE

JUSTICIA:

LUIS ALFONSO VALLE DERAS, de cincuenta y ocho anos de edad, Abogado,

salvadoreno, de este domicilio, quien me identifico con mi documento de

Identidad Personal numero cero un millon cuatrocientos ochenta y nueve mil novecientos cincuenta y nueve-dos, y sin ninguna inhabilidad para ejercer la procuracion, segun el Art. 99 del Codigo de Procedimientos

Civiles,  a Vos con todo respeto EXPONGO:

A) DEMANDANTE:

   Que soy Apoderado General Judicial de las Sociedades COMMERCE GROUP

   CORP. Y SAN SEBASTIAN GOLD MINES, INC, registradas en el Estado de

   Wisconsin, Estados Unidos de America y en el Registro de Comercio de

   El Salvador, al numero tres del Libro novecientos veinticinco del

   Registro de Sociedades, siendo estas Sociedades Anonimas del domicilio del Estado de Delaware y de Nevada, de los Estados Unidos de America;

   segun lo establezco con el PODER GENERAL JUDICIAL sustituido a mi favor por el Licenciado Pedro Valle, el cual adjunto a la presente demanda;

B) ENTIDAD A QUIEN SE DEMANDA:

   Que en mi calidad antes expresada, y con expresas instrucciones al respecto, vengo a demandar ante Vos al senor MINISTRO DE MEDIO

   AMBIENTE Y RECURSOS NATURALES, en Juicio de lo Contencioso

   Administrativo;

C) ACTO ADMINISTRATIVO QUE SE IMPUGNA:

   Resolucion emitida por el Ministerio del Medio Ambiente, identificada como MARN-No.3026-783-2006, de fecha seis de julio de dos mil seis,

   notificada a las quince horas con cinco minutos del dia trece de septiembre de este mismo ano,  por medio de la cual se resuelve revocar la Resolucion MARN-No. 493-2002 de fecha 21 de octubre del ano

   2002 por medio de la cual se otorgo, en una primera instancia, permiso ambiental a COMMERCE GROUP CORPORATION, para desarrollar el proyecto de explotacion de la Mina de Oro San Sebastian;

D) DISPOSICIONES GENERALES QUE SE CONSIDERAN VIOLADAS:

   1. VIOLACION AL DERECHO DE AUDIENCIA Y AL DEBIDO PROCESO:

      De conformidad con el art.12 de la Constitucion de la Republica,

      toda persona a quien se impute un delito, se presume inocente mientras no se pruebe su culpabilidad conforme a la ley,

      asegurandose todas las garantias necesarias para su defensa, lo cual se ve desarrollado en esta materia, en el Art. 88 de la Ley del

      Medio Ambiente, el cual textualmente dice: "Las sanciones por las infracciones establecidas en esta Ley, seran aplicadas por el

      Ministerio, previo cumplimiento del debido proceso"; ademas en el

      Art. 93 y siguientes, de la citada Ley, se establece el

      procedimiento a seguir.


      No obstante lo anterior, el citado proceso se inicia, segun dicha resolucion, con una auditoria de evaluacion ambiental practicada el

      23 de junio del 2006, emitiendose sin procedimiento alguno,  la resolucion MARN-No.3026-783-2006  por medio de la cual se resuelve revocar la Resolucion MARN-No. 493-2002 de fecha 21 de octubre del ano 2002 por medio de la cual se otorgo originalmente, permiso ambiental a COMMERCE GROUP CORPORATION, para desarrollar el proyecto de explotacion de la Mina de Oro San Sebastian, lo cual pone en evidencia la falta de seguridad juridica, al no aplicarse el debido proceso establecido en la Ley.

      Ante esta situacion, se considera violentado el principio

      constitucional de audiencia, emitiendo una resolucion sin mas tramites, ni diligencias sobre los hechos y cuestiones juridicas que se controvierten, mucho menos se hace mencion en esta, de los argumentos principales de mi poderdante, lo cual evidencia que en ningun momento se le concedio el derecho de audiencia, que aun la misma ley del Medio Ambiente, lo establece en su Art. 93 lit. d).-

   2. EXISTENCIA DE DOS RESOLUCIONES PARA UN MISMO CASO

      La resolucion que se manda a revocar,  tacitamente ya habia sido derogada con la emision de la resolucion No. 3026-003-2006, de fecha

      4 de enero de 2006, la cual en su numeral septimo, se expreso que el contenido de la Resolucion MARN No. 493-2002, por medio de la cual se otorgo originalmente permiso ambiental a COMMERCE GROUP

      CORPORATION, para desarrollar el proyecto de explotacion de la Mina de Oro San Sebastian, se mantenia integro, en lo que no se opusiera a la citada resolucion; luego en esta ultima, se manda a revocar la misma resolucion MARN No.493 - 2002, quedando entonces  vigente la resolucion de fecha 4 de enero de 2006 y por lo tanto, existen dos resoluciones, la primera por medio de la cual se garantiza el permiso ambiental, para la explotacion de la citada mina; y esta ultima, de la cual se recurre en este contencioso administrativo,

      por ordenarse la revocatoria de una resolucion no vigente.

      Como prueba de la validacion de la resolucion por medio de la cual se prorroga el permiso ambiental para la explotacion de la Mina de

      Oro San Sebastian, y que aun esta vigente por no haber sido derogada, se encuentra que mi poderdante cumplio a satisfaccion con los requerimientos solicitados en la misma, siendo estos el de constitucion de nueva fianza de cumplimiento ambiental a favor del

      Ministerio de Medio Ambiente y Recursos Naturales, por la suma de

      CATORCE MIL VEINTIOCHO DOLARES CON SESENTA Y OCHO CENTAVOS DE DOLAR

      de los Estados Unidos de America, la cual se obtuvo para el plazo de TRES ANOS, contados a partir del dia quince de marzo del dos mil seis, fianza que fue otorgada por la empresa SEGUROS DEL PACIFICO,

      S.A., y debidamente presentada a ese Ministerio; ademas en dicha oportunidad se presento el cronograma de implementacion y costos anuales por ano del Plan de reforestacion a partir del quinto ano,

      el cual en ningun momento fue objetado, dado que la misma

      resolucion de enero del 2006, establece dentro del literal 4) que una vez concluidas las medidas ambientales, la sociedad titular debera solicitar a ese Ministerio, por lo menos dos meses antes del vencimiento de la mencionada fianza, la auditoria de evaluacion ambiental, en atencion al Art. 27 de la Ley del Medio Ambiente y su

      Reglamento General, lo cual indica que para el cumplimiento de


      dichas medidas, se tomaria como referencia el plazo para el cual se habia constituido la respectiva fianza o sea dentro de TRES ANOS.

      Mas adelante en dicha resoluciOn, especificamente en su literal 5)

      de la parte resolutiva, establece que en caso de incumplimiento a lo establecido en esa resolucion se revocara el Permiso Ambiental,

      iniciandose el procedimiento administrativo que establece la Ley o sea despues de los tres anos que cubria dicha fianza.

      En vista de lo anterior, se establece que sobre un mismo caso existen dos resoluciones, una que prorroga el plazo del permiso ambiental y la otra que lo revoca, lo cual es improcedente y atentatorio al marco legal existente en nuestro pais.

   3. FALTA DE FUNDAMENTOS LEGALES PARA LA SANCION:

      La resolucion de la cual se recurre, no tiene ningun fundamento legal, dado que segun el Art. 64 de la Ley de Medio Ambiente, la revocacion de permisos ambientales solo procede por la negativa del titular del permiso ambiental a cumplir con las condiciones establecidas en este; y por violacion de las normas tecnicas de calidad ambiental y las de aprovechamiento racional y sostenible del recurso.

      Dicha resolucion unicamente se fundamenta en una auditoria de

      Evaluacion Ambiental, practicada el 23 de junio de 2006 o sea cinco meses despues de haberse revalidado dicho permiso ambiental, y haberse concedido un plazo de TRES ANOS para cumplir con las medidas ambientales propuestas; ademas se establece que en dicha auditoria se comprobo que dicho proyecto no se encontraba en explotacion de material aurifero, encontrandose unicamente un vigilante en la zona del proyecto; sin embargo, se establece en el mismo informe que aun no se ha cumplido con los siguientes puntos:

      a) Plan de reforestacion; b) Abono para mantenimiento; c) Lonas para camiones volquetes; d) Rotulos para senalizar tramo de carretera; y e) Medidas para estabilizacion de taludes.

      En tal sentido queda demostrado que definitivamente, la mayoria de los puntos senalados anteriormente, no son aplicables, en vista de que la empresa desde la ultima fecha en que se le otorgo el permiso ambiental correspondiente, no ha operado y por lo tanto no ha causado ningun dano, no ha obtenido beneficio alguno, ni ha violado reiteradamente dicha Ley, dado que la mayoria de dichas exigencias de parte del Ministerio del Medio Ambiente, solo pueden cumplirse estando en funcionamiento dicho proyecto.

      Ademas, dentro del procedimiento administrativo que senala la Ley,

      se establecen claramente las infracciones y las sanciones a aplicar

      y en ninguna de estas se contempla la revocatoria de los permisos ambientales, ni mucho menos el cierre e inhibicion de

      funcionamiento de dicho proyecto

   4. EXCESO DE AUTORIDAD

      De conformidad a la resolucion de la cual se recurre, se encuentra que ademas de revocar una resolucion tacitamente derogada, se ordena el cierre e inhibicion del funcionamiento de la empresa, lo cual no es competencia de este Ministerio, ya que la concesion y/o revocatoria de la misma, corresponde al Ministerio de Economia, y por ende sera este el llamado a ordenar el cierre del

      funcionamiento de dicha empresa.


E) CUANTIA ESTIMADA DE LA ACCION:

   La resolucion que se recurre trae consigo la perdida de mas de CIENTO

   ONCE MILLONES de dolares de los Estados Unidos de America, invertidos hasta hoy en dicho proyecto por mis poderdantes, y ademas del cierre de una fuente de trabajo que por varios anos se ha mantenido, aun sin que se halla concretado dicho proyecto, es decir, sin que se haya llegado a la explotacion optima de la citada mina.

F) HECHOS QUE MOTIVAN LA ACCION:

   Se recurre ante vuestra autoridad, a fin de evitar la violacion a los mismos derechos constitucionales como al debido proceso, lo cual conlleva a violentar el principio de seguridad juridica de parte del

   Estado, al no aplicarse la normativa legal vigente, en los terminos en que esta lo manda, sino con base a otros criterios, que no son de caracter legal.

G) PETICIONES CONCRETAS:

   En consideracion a todo lo anteriormente expuesto OS PIDO,

   respetuosamente HONORABLE SALA:

   a) Admitirme la presente demanda;

   b) Tenerme por parte en el caracter en que comparezco;

   c) Ordeneis de inmediato la suspension del acto reclamado, en atencion al interes social del mantenimiento de la fuente de trabajo, en dicha zona, asi como el cumplimiento a la normativa legal vigente;

   d) Continueis la sustanciacion del presente juicio hasta pronunciar sentencia definitiva, declarando la ilegalidad del acto impugnado,

      es decir, que se deje sin efecto la resolucion No. 3026-783-2006 de fecha seis de julio del dos mil seis, por medio de la cual se manda a revocar el permiso ambiental para la explotacion de la Mina San

      Sebastian, y en su defecto se tenga como valida unica y

      exclusivamente la resolucion No. No.3026-003-2006, de fecha 4 de enero de 2006, por medio de la cual se revalida el permiso ambiental originalmente otorgado para la explotacion de la citada

      Mina, condenando al Ministerio de Medio Ambiente y Recursos

      Naturales, al pago de las costas, danos y perjuicios causados a la

      Ley especial y al derecho comun;

   e) Ordeneis en su oportunidad la agregacion de los documentos que acompano a la presente demanda y que son: la copia de mi poder con el cual actuo; copia de la Resolucion MARN- No. 3026- 783-2006 y sus anexos; Acta de notificacion; Resolucion MARN- No. 3026-

      003-2006 y sus anexos; Resolucion MARN- No. 493-2002 y sus anexos;

      Acuerdo No.591 del Organo Ejecutivo en el Ramo de Economia; Nota de

      presentacion, copia de la fianza rendida por Seguros del Pacifico,

      S.A. y Cronograma de implementacion.

Senalo para oir notificaciones el lugar de mi despacho Notarial situado en residencia situado en Colonia Medica, Avenida Doctor Emilio Alvarez,

Edificio Villa  Franca, 3a.  Planta, Local No.11. San Salvador,

Telefonos: 2225 4249 - 7706 6916 San Salvador, a los seis dias del mes de diciembre de dos mil seis.

/s/ Lic. Luis Alfonso Valle Deras

Lic. Luis Alfonso Valle Deras